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                                 EXHIBIT 10.3

                 PROPOSED FORM OF MANAGEMENT RECOGNITION PLAN
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                             FULTON BANCORP, INC.

               1996 MANAGEMENT RECOGNITION AND DEVELOPMENT PLAN


     1.   PURPOSE; DEFINITIONS.

     The purpose of the Plan is to increase the proprietary and vested interest of the key Employees and Eligible Directors of the Company and its Affiliates in the growth, development and financial success of the Bank by granting them awards of Restricted Shares.

     Whenever the following terms are used in the Plan, they shall have the meaning specified below unless the context clearly indicated to the contrary.

     "Affiliate" shall mean the Bank and any other "subsidiary" of the Company
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as defined in Section 424(f) of the Code.

     "Award" shall mean an award of Restricted Shares under the Plan.
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     "Bank" shall mean Fulton Savings Bank, FSB, Fulton, Missouri, or any
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successor thereto.

     "Board" shall mean the Board of Directors of the Company.
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     "Change in Control" shall mean an event deemed to occur if and when (a) an
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offeror other than the Company purchases shares of the common stock of the
Company or the Bank pursuant to a tender or exchange offer for such shares, (b) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange
Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Company or Bank representing twenty-five percent (25%) or more of the combined voting power of the Company's or the Bank's then outstanding securities, (c) the membership of the board of directors of the Company or the Bank changes as the result of a contested election, such that individuals who were directors at the beginning of any twenty-four (24) month period (whether commencing before or after the date of adoption of this Plan) do not constitute a majority of the Board at the end of such period, or (d) shareholders of the Company or the Bank approve a merger, consolidation, sale or disposition of all or substantially all of the Company's or the Bank's assets or a plan of partial or complete liquidation. If any of the events enumerated in clauses (a) - (d) occur, the Board shall determine the effective date of the change in control resulting therefrom.

     "Code" shall mean the Internal Revenue Code of 1986, as amended.
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     "Committee" shall mean the committee of the Board designated by the Board
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to administer the Plan.

     "Company" shall mean Fulton Bancorp, Inc., a Delaware corporation.
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     "Designated Beneficiary" shall have the meaning set forth in Section 2.2
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hereof.

     "Disability" shall have the meaning set forth in Section 22(e)(3) of the
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Code. For purposes of the Plan, all determinations as to whether a Participant has become disabled shall be made by a majority of the Board, a majority upon the basis of such evidence as its deems necessary or desirable, and shall be final and binding on all interested persons.

     "Effective Date" shall have the meaning set forth in Section 5.1 hereof.
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     "Employee"  shall mean any person who is currently employed by the Bank or
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an Affiliate.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.
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     "Participant" shall mean an Employee or Eligible Director to whom an award
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of Restricted Shares is granted pursuant to the Plan.

     "Plan" shall mean this Fulton Bancorp, Inc. 1996 Management Recognition and
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Development Plan, as hereinafter amended from time to time.

     "Restricted Shares" shall mean Shares which are awarded to an Employee or
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Eligible Director that are subject to the transfer and forfeitability restrictions described in Section 4.2.

     "Share" shall mean a share of the Company's common stock, par value $.01
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per share.

     2.   ADMINISTRATION.

     2.1  Administration
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     The Plan shall be administered by the Committee, which shall have the power to interpret the Plan and to adopt such rules for the administration, interpretation and application of the Plan and Awards thereunder as are consistent with its terms and provisions and to interpret, amend or revoke any such rules. All actions taken and all interpretations and determinations made by the Committee shall be binding upon all persons, including the Bank, stockholders, Participants and Designated Beneficiaries. The Secretary of the Company shall be authorized to implement the Plan in accordance with its terms, and to take such actions of a ministerial nature as shall be necessary to effectuate the intent and purposes thereof. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the awards hereunder, and all members of the Board shall be fully protected by the Company in respect to any such action, determination or interpretation.

     2.2  Designated Beneficiaries
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     If a Participant dies prior to receiving any payment due under the Plan, such payment shall be made to his Designated Beneficiary. A Participant's Designated Beneficiary shall be the beneficiary specifically designated by a Participant in writing to receive amounts due the Participant in the event of the Participant's death. In the absence of an effective designation by the Participant, Designated Beneficiary shall mean the Participant's surviving spouse or, if none, his estate.

     3.   SHARES SUBJECT TO THE PLAN.

     3.1  Shares Subject to the Plan
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     The maximum number of Shares that may be the subject of Awards under this
Plan shall be __________. The Company shall reserve such number of Shares for the purposes of the Plan out of its authorized but unissued Shares or out of Shares held in the Company's treasury, or partly out of each. In the event that a trust is established in connection with the Plan pursuant to Section 5.4, the Company may authorize the trustees of the trust to purchase Shares in the open market with funds contributed by the Company and such shares shall be included in the number of shares that may be the subject of Awards. In the event that Restricted Shares are forfeited for any reason, such Shares shall thereafter again be available for award pursuant to the Plan.

     3.2  Changes in the Company's Shares
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     In the event that the Committee shall determine that any recapitalization, reorganization, merger, consolidation, stock split, spin-off, combination, or exchange of Shares, or other similar corporate event affects the Shares such that an adjustment is required in order to preserve the benefits or potential benefits intended under this Plan, the Committee shall, in such manner as it may deem equitable, adjust any or all of the number and kind of

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Shares which thereafter may be awarded under the Plan, or the number and kind of
Shares subject to outstanding awards; provided, however, that the number of Shares subject to any award shall always be a whole number.

     4.   RESTRICTED SHARES

     4.1  Eligibility; Awards Under the Plan
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     (a)  Eligibility.  Employees (including officers and employee directors of
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the Bank) and Eligible Directors shall be eligible to participate in the Plan upon designation by the Committee. To the extent that Shares are available for grant under the Plan, the Committee may determine which of the Employees and Eligible Directors shall be granted an Award and the number of Restricted Shares covered by each Award. In selecting those Employees to whom Awards will be granted and the number of Shares covered by such Awards, the Committee shall consider the position and responsibilities of the eligible Employees, the length and value of their services to the Company and its Affiliates, the compensation paid to the Employees and any other factors the Committee may deem relevant, and the Committee may request the written recommendation of the chief executive officer and other senior executive officers of the Company and its Affiliates.

     (b)  Limitation on Awards.  Notwithstanding anything herein to the
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contrary, if this plan is implemented within one year of the consummation of the
Bank's mutual-to-stock conversion, no Employee shall receive an Award covering in excess of twenty five (25) percent, no Eligible Director shall receive in excess of five (5) percent and Eligible Directors serving as of the Effective Date shall not receive in excess of thirty (30) percent in the aggregate, of the number of shares reserved for issuance under the Plan.

     (c)  Fractions of Shares.  Whenever under the terms of the Plan a
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fractional share would be required to be issued, the fractional share shall be rounded up to the next full share.

     4.2  Terms of Awards
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     The Restricted Shares awarded hereunder shall be awarded only pursuant to a written agreement, which shall be executed by the Participant and a duly authorized officer of the Company and which shall contain the following terms and conditions:

     (a)  Acceptance of Award.  An award of Restricted Shares must be accepted
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by the Participant within a period of sixty (60) days (or such other period as the Board may specify at grant) after the award date by the execution of a Restricted Share award agreement in the form provided by the Company.

     (b)  Restrictions and Conditions.  The Restricted Shares awarded to a
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Participant pursuant to this Section 4 shall be subject to the following restrictions and conditions:

          (i) A Participant shall not be permitted to sell, transfer, pledge, assign or otherwise encumber Restricted Shares awarded under the Plan prior to the date on which such shares vest in accordance with clause (iii), except in accordance with the laws of descent and distribution.

          (ii) Except as provided in clause (i) and this clause (ii) the Participant shall have, with respect to the Restricted Shares, all of the rights of a stockholder of the Company, including the right to vote and to receive any cash dividends received thereon. Stock dividends, if any, issued with respect to Restricted Shares shall be treated as additional Restricted Shares that are subject to the same restrictions and other terms and conditions that apply with respect to the Restricted Shares with respect to which such dividends are paid.

          (iii) Subject to the applicable provisions of the Restricted Share award agreement and this Section, a Participant's interest in Shares shall immediately become fully vested and nonforfeitable, and the restrictions set forth in this Section 4.2 shall lapse (x) ratably over a five (5) year period whereby twenty percent

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(20%) of the Award shall vest on each of the first through the fifth anniversaries of the date of grant (y) upon the Participant's death or Disability, or (z) upon a Change in Control (to the extent such treatment is authorized or not prohibited by applicable law or regulations).

     4.3  Stock Certificates
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     A stock certificate registered in the name of each Participant receiving a
Restricted Share award (or in the name of a trustee for the benefit of each Participant) shall be issued in respect of such shares. Such certificate shall bear whatever appropriate legend referring to the terms, conditions, and restrictions applicable to such award as the Board shall determine. The Board may, in its sole discretion, require that the stock certificates evidencing Restricted Shares be held in custody by the Company (or in trust by a trustee) until the restrictions thereon shall have lapsed.

     5.   MISCELLANEOUS.

     5.1  Shareholder Approval; Effective Date; Term
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     The Plan shall become effective only upon approval by a majority of the
Bank's shareholders at an annual or special meeting of shareholders of the Company held not less than six (6) months after the date of consummation of the Bank's mutual-to-stock conversion nor more than twelve (12) months after the date of adoption of the Plan by the Board, and shall continue in effect until the tenth anniversary of the Effective Date.

     5.2  Amendment, Suspension or Termination of the Plan
          ------------------------------------------------

     The Plan may be wholly or partially amended or otherwise modified, suspends or terminated at any time or from time to time by the Board; provided, however, that no amendment or modification shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement.

     From and after the Effective Date, neither the amendment, suspension nor termination of the Plan shall, without the consent of the Participant, alter or impair any rights or obligations under any award theretofore granted. No awards may be granted during any period of suspension nor after termination or expiration of the Plan.

     5.3  Regulations and Other Approvals
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     (a)  The obligation of the Company to deliver Shares with respect to any award granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Board.

     (b) The Board may make such changes to the Plan as may be necessary or appropriate to comply with the rules or requirements of any governmental authority.

     (c) Each award of Shares is subject to the requirement that, if at any time the Board determines, in its sole discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any United States, state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, issuance of Shares, no Shares shall be issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions as acceptable to the Board.

     (d) In the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act of 1933 or regulations thereunder, and the Board may require any individual receiving Shares pursuant to the Plan, as a condition precedent

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to receipt of such Shares, to represent to the Company in writing that the
Shares acquired by such individual are acquired for investment only and not with a view to distribution. The certificate for any Shares acquired pursuant to the Plan shall include any legend that the Board deems appropriate to reflect any restrictions on transfer.

     (e) At the time of grant of any award, the Board may provide in the Restricted Share award agreement that any Shares received as a result of such grant shall be subject to a right of first refusal in favor of the Company, pursuant to which the Participant shall be required to offer to the Company any Shares that he wishes to sell, with the price being the then fair market value of such Shares, subject to such other terms and conditions as the Board may specify in the award agreement.

     (f) Rule 16b-3 Compliance. With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable terms and conditions of Rule 16b-3 and any successor provisions. To the extent that any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

     5.4  Trust Arrangement
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     All benefits under the Plan represent an unsecured promise to pay by the
Company. The Plan shall be unfunded and the benefits hereunder shall be paid only from the general assets of the Company resulting in the Participants having no greater rights than the Company's general creditors; provided, however, that nothing herein shall prevent or prohibit the Company from establishing a trust or other arrangement for the purpose of providing for the payment of the benefits payable under the Plan.

     5.5  Governing Law
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     The Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Missouri without giving effect to the choice of law principles thereof.

     5.6  Titles; Construction
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     Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan. The masculine pronoun shall include the feminine and neuter and the singular shall include the plural, when the context so indicates.

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